UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): February 20, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         On February 20, 2007, W. Wayne Withers, Executive Vice President, Secretary and General Counsel of Emerson Electric Co. (the “Company”), indicated that he will retire as Secretary and General Counsel on March 15, 2007, and as Executive Vice President and an employee on September 30, 2007. After that date, it is expected that Mr. Withers will become a consultant to the Company, under terms to be determined.

(e)          The information provided in Item 5.02(b) of this Current Report on Form 8-K is hereby incorporated into this Item 5.02(e) by reference.

Item 7.01. Regulation FD Disclosure.

On February 20, 2007, the Company announced that Frank L. Steeves has been named Senior Vice President, Secretary and General Counsel of the Company effective March 15, 2007. A copy of the February 20, 2007 press release announcing the appointment of Mr. Steeves and the retirement of Mr. Withers is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description of Exhibits

99.1	Press Release dated February 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 22, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release dated February 20, 2007.

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